                                   EXHIBIT 23
                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statements (Form S-3 No. 333-62861, Form S-3 No. 333-81579 and Form S-3 No. 333-41872) of
our report dated August 31, 2000, with respect to the consolidated financial statements of Associates Corporation of North America, included in its Current Report on Form 8-K dated August 30, 2000, filed with the Securities and Exchange Commission.

                                            /s/ ERNST & YOUNG LLP

Dallas, Texas
September 6, 2000